UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2012

AMERICAN PACIFIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-8137	59-6490478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3883 Howard Hughes Parkway, Suite 700, Las Vegas, Nevada	89169
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 735-2200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On August 9, 2012, American Pacific Corporation (the “Company”) called $40 million of the outstanding principal amount of its 9% Senior Notes due 2015 (the “Notes”) for redemption with a redemption date of September 8, 2012 (the “Redemption Date”). The redemption price for the Notes is 102.25% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest to the Redemption Date.

The Notes were issued pursuant to the Indenture, dated as of February 6, 2007, between the Company and Wells Fargo Bank, N.A., as trustee.

A copy of the Notice of Partial Redemption dated August 9, 2012 is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit	Description
99.1	Notice of Partial Redemption dated August 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN PACIFIC CORPORATION

Dated: August 10, 2012	By:	/s/ JOSEPH CARLEONE
Name: Joseph Carleone, PH.D.
Title: President and Chief Executive Officer

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